EXHIBIT 23.1


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                                                                   Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Trustees
Mid-Atlantic Realty Trust:

                  We consent to the use of our report incorporated herein by reference. Our report refers to a change in the method of accounting for percentage rent revenues in 1995.

                                                     /S/ KPMG PEAT MARWICK LLP

Baltimore, Maryland
July 14, 1998

C74231.626 L:1


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